EXHIBIT 16


                       FIRST AMERICAN STRATEGY FUNDS, INC.

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kathryn L. Stanton, Michael J. Radmer, and Donna Rafa, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Strategy Funds, Inc. ("FASF"), relating to the combination of Qualivest Funds' Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund, and Allocated Aggressive Fund, with and into each of FASF's Strategy Income Fund, Strategy Growth and Income Fund, Strategy Growth Fund, and Strategy Aggressive Growth Fund, respectively, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


             Signature                  Title                     Date
             ---------                  -----                     ----

/s/ Robert J. Dayton                   Director               July 15, 1997
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Robert J. Dayton

/s/ Virginia L. Stringer               Director               July 8, 1997
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Virginia L. Stringer

/s/ Joseph D. Strauss                  Director               July 7, 1997
------------------------------
Joseph D. Strauss

/s/ Robert L. Spies                    Director               July 7, 1997
------------------------------
Robert L. Spies

/s/ Leonard W. Kedrowski               Director               July 3, 1997
------------------------------
Leonard W. Kedrowski

/s/ Andrew M. Hunter III               Director               July 11, 1997
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Andrew M. Hunter III

/s/ Gae B. Veit                        Director               July 7, 1997
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Gae B. Veit